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Exhibit (a)(1)(B)

        LETTER OF TRANSMITTAL

to Tender Ordinary Shares of

PATHEON N.V.
at
$35.00 per share
by

THERMO FISHER (CN) LUXEMBOURG S.À R.L.
a wholly owned subsidiary of
THERMO FISHER SCIENTIFIC INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON AUGUST 10, 2017, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION TIME") OR EARLIER TERMINATED.

The Depositary for the Offer is:

American Stock Transfer & Trust Company, LLC

By Courier or Mail:	By Facsimile Transmission (for Eligible Institutions Only):
The American Stock Transfer & Trust Company, LLC	(718) 234-5001
Operations Center
Attn: Reorganization Department	To Confirm Facsimile via Phone :
6201 15th Avenue	(800) 937-5449
Brooklyn, New York 11219

        Pursuant to the offer of Thermo Fisher (CN) Luxembourg S.à r.l., a wholly owned subsidiary of Thermo Fisher Scientific Inc., to purchase all of the outstanding ordinary shares of Patheon N.V., the undersigned tenders the following Shares:

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s)	Total Number of Shares Tendered*

*	Unless otherwise indicated, it will be assumed that all book-entry Shares within the account are being tendered hereby. If the indicated number exceeds the number of book-entry Shares within the account, it will be assumed that the number of Shares tendered is equal to the number of book-entry Shares within the account.

NOTE: None of the Shares are represented by certificates.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

        PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. TO PREVENT U.S. FEDERAL BACKUP WITHHOLDING TAX OF 28% ON ANY CASH PAYMENT PAYABLE TO YOU PURSUANT TO THE OFFER, MAKE SURE YOU COMPLETE THE IRS FORM W-9 INCLUDED HEREIN OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE, OR ALTERNATIVELY ESTABLISH ANOTHER BASIS FOR EXEMPTION FROM U.S. FEDERAL BACKUP WITHHOLDING.

        THE TENDER OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) SHAREHOLDERS IN ANY JURISDICTION WHERE IT WOULD BE ILLEGAL TO DO SO.

        IF YOU HAVE QUESTIONS OR REQUESTS FOR ASSISTANCE, OR WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFER DOCUMENTS DELIVERED IN CONNECTION WITH THE OFFER, YOU SHOULD CONTACT THE INFORMATION AGENT FOR THE OFFER, D.F. KING & CO., INC. TOLL FREE AT (800) 487-4870 (FOR SHAREHOLDERS) OR COLLECT AT (212) 269-5550 (FOR BANKS AND BROKERS).

        You have received this Letter of Transmittal in connection with the offer of Thermo Fisher (CN) Luxembourg S.à r.l. ("Purchaser"), a private limited liability company (societé à responsabilité limitée) organized under the laws of the Grand Duchy of Luxembourg and a wholly owned subsidiary of Thermo Fisher Scientific Inc., a Delaware corporation ("Thermo Fisher"), to purchase all of the outstanding ordinary shares (the "Shares"), par value €0.01 per share, of Patheon N.V., a public limited liability company (naamloze vennootschap) organized under the laws of The Netherlands ("Patheon"), at a purchase price of $35.00 per Share, less any applicable withholding taxes and without interest, to the holders thereof, payable in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 31, 2017 (as it may be amended or supplemented from time to time, the "Offer to Purchase" and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the "Offer"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Offer to Purchase.

        You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company, LLC (the "Depositary") Shares for tender, if (a) the Shares are directly registered in your own name in Patheon's shareholders register, including if you are a record holder and hold Shares in book-entry form on the books of Patheon's transfer agent, or (b) the Shares are held in "street" name and are being tendered by book-entry transfer into an account maintained by the Depositary at The Depository Trust Company ("DTC"), unless an Agent's Message (as defined in Instruction 2 below) in lieu of this Letter of Transmittal is utilized.

        If you wish to tender Shares that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you should contact your broker, dealer, commercial bank, trust company or other nominee and request that your broker, dealer, commercial bank, trust company or other nominee tenders such Shares.

        If you cannot deliver all required documents to the Depositary prior to the Expiration Time or you cannot complete the book-entry transfer procedures prior to the Expiration Time, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Depositary.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

☐	CHECK HERE IF THE TENDERED SHARES ARE DIRECTLY REGISTERED IN YOUR OWN NAME IN PATHEON'S SHAREHOLDERS REGISTER.

SUBJECT TO (ONDER OPSCHORTENDE VOORWAARDE), AND EFFECTIVE UPON, ACCEPTANCE FOR PAYMENT OF AND PAYMENT FOR THE SHARES VALIDLY TENDERED HEREWITH AND NOT PROPERLY WITHDRAWN ALL IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE OFFER, THE PROPER COMPLETION AND DULY SIGNING OF THIS LETTER OF TRANSMITTAL WILL CONSTITUTE A PRIVATE DEED OF TRANSFER AS REQUIRED BY DUTCH LAW FOR THE TRANSFER OF THE SHARES TENDERED HEREWITH TO PURCHASER (OR TO THE PURCHASER'S ASSIGNEE, IF PURCHASER DESIGNATES SUCH ASSIGNEE AND THIS LETTER OF TRANSMITTAL IS SUBSEQUENTLY SIGNED BY THE DEPOSITARY ON BEHALF OF SUCH ASSIGNEE, IN EACH CASE PRIOR TO THE ACCEPTANCE FOR PAYMENT OF AND PAYMENT FOR THE TENDERED SHARES), AND PATHEON'S ACKNOWLEDGEMENT OF SUCH TRANSFER OF SUCH TENDERED SHARES.

Share Number(s) Reflected in Patheon's Shareholders Register:

        (Please contact the Depositary (using the contact information on the last page of this Letter of Transmittal) if your Shares are directly registered in your own name in Patheon's shareholders register and you do not have the numbers reflected in that register readily available).

Ladies and Gentlemen:

        The undersigned herewith tenders to Purchaser the above-described Shares pursuant to Purchaser's offer to purchase all of the outstanding Shares at a purchase price of $35.00 per Share, less any applicable withholding taxes and without interest, to the holders thereof, payable in cash, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal. The undersigned understands that Thermo Fisher reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, Purchaser's right to purchase and accept the Shares tendered herewith.

        On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of and payment for the Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Time (unless the tender is made during a Subsequent Offering Period (as defined in the Offer to Purchase), as it may be extended by the Minority Exit Offering Period (as defined in the Offer to Purchase), in which case the Shares being tendered herewith, the Letter of Transmittal and other documents must be accepted for payment and payment for the Shares validly tendered must be made prior to the expiration of the Subsequent Offering Period or, if applicable, the Minority Exit Offering Period) in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser (or Purchaser's assignee, if Purchaser designates such assignee and this Letter of Transmittal is subsequently signed by the Depositary on behalf of such assignee, in each case prior to the acceptance for payment of and payment for the tendered Shares), all right, title and interest in and to all of the Shares being tendered hereby and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof (collectively, "Distributions") and, to the extent the tendered Shares are directly registered in the undersigned's name in Patheon's shareholders register, the proper completion and duly signing of this Letter of Transmittal by the undersigned and by the Depositary on behalf of Purchaser (or Purchaser's assignee, if applicable) and Patheon will constitute a private deed of transfer as required under Dutch law for the transfer of the Shares tendered herewith and Patheon's acknowledgement of such transfer of such tendered Shares. In addition, the undersigned hereby irrevocably appoints and authorizes the Depositary as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares) to the fullest extent of such shareholder's rights with respect to such Shares and any Distributions (a) to deliver any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to transfer such Shares directly registered in the name of the undersigned in the shareholders register of Patheon and any Distributions in respect of such Shares to or upon the order of Purchaser (or Purchaser's assignee, if applicable) to the extent not already transferred pursuant to this Letter of Transmittal, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby irrevocably appoints each of the designees of Purchaser as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the fullest extent of such shareholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions, all in accordance with the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal. The designees of Purchaser will, with respect to the Shares tendered hereby and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, extraordinary, adjourned, postponed, convened or reconvened general meeting of Patheon shareholders. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser or its designees must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders, or executing a written consent, concerning any matter.

        The undersigned hereby represents and warrants to Purchaser that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment and paid for by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants to Purchaser that the undersigned is the registered holder of the Shares tendered hereby, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares tendered hereby. The undersigned will, upon reasonable request, promptly execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser (or Purchaser's assignee, if applicable) any and all Distributions in respect of the Shares tendered hereby, accompanied by documentation sufficient for such transfer and, pending such remittance or appropriate assurance thereof, Purchaser (or Purchaser's assignee, if applicable) shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

        It is understood that the undersigned will not receive payment for the Shares tendered herewith unless and until (A) such Shares are accepted for payment and until such documents as the Depositary may require are received by the Depositary at the address set forth above, and (B) in the case of Shares being tendered by book-entry transfer into an account maintained by the Depositary at DTC, ownership of such Shares is validly transferred on the account books maintained by DTC, and in each case until the same are processed for payment by the Depositary.

        IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE SOLE COST, OPTION AND RISK OF THE UNDERSIGNED AND THAT DELIVERY THEREOF WILL ONLY BE DEEMED MADE WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, RECEIPT OF A BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE EXPIRATION TIME.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned, and any party to whom authority is conferred or agreed to be conferred pursuant to this Letter of Transmittal shall also be authorized to act as counterparty of the undersigned when acting under such authority. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands and acknowledges that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of Shares accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of Shares accepted for payment to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of Shares accepted for payment in the name of, and deliver such check to, the person(s) so indicated. Unless otherwise indicated herein in the box titled "Special Payment Instructions," please credit any Shares tendered herewith or by an Agent's Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5, and 6)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 5 and 6)
To be completed ONLY if the check for the purchase price of Shares accepted for payment (less any applicable withholding tax) is to be issued in the name of someone other than the undersigned, and/or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that from which such book-entry Shares were delivered. Please print.

Issue check to:	To be completed ONLY if the check for the purchase price of Shares accepted for payment (less any applicable withholding tax) is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled "Description of Shares Tendered" above. Please print.

Mail check to:
Name:	Name:

(First, Middle and Last Name)	(First, Middle and Last Name)
Address:	Address:

(Number and Street)	(Number and Street)

(City, State and Zip Code (and Country, if other than U.S.A.))	(City, State and Zip Code (and Country, if other than U.S.A.))
Taxpayer Identification Number (Social Security Number or Employer Identification Number):	Taxpayer Identification Number (Social Security Number or Employer Identification Number):
☐ Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.
DTC Account Number:

IMPORTANT—SIGN HERE
(and complete the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable, or establish another basis for exemption from U.S. federal backup withholding. See "Important Tax Information.")

X		Dated:

(Signature(s) of Registered Holder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Patheon's shareholders register, or on a security position listing, or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth such title in full and see Instruction 4.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Number and Street)

(City, State and Zip Code (and Country, if other than U.S.A.))

Area Code and Telephone Number:

Taxpayer Identification Number (Social Security Number or Employer Identification Number):

GUARANTEE OF SIGNATURE(S)
(see Instructions 1 and 4)

        FOR USE BY ELIGIBLE INSTITUTIONS ONLY
Eligible Institutions: Place Medallion Guarantee in Space Below

FOR USE BY THE DEPOSITARY ONLY
(ONLY IF THE TENDERED SHARES ARE DIRECTLY REGISTERED IN THE TENDERING PERSON'S NAME IN PATHEON'S SHAREHOLDERS REGISTER)

The Depositary hereby countersigns this Letter of Transmittal on behalf of Purchaser and Patheon to indicate (a) acceptance by Purchaser of the transfer of the Shares validly tendered herewith and not properly withdrawn and (b) acknowledgement by Patheon of such transfer of such tendered Shares to Purchaser, in each case on the terms and conditions set out above; provided that this Letter of Transmittal shall not constitute acceptance by Purchaser, nor acknowledgement by Patheon, of such transfer of such tendered Shares if the Depositary subsequently countersigns this Letter of Transmittal on behalf of Purchaser's Assignee (as defined below).

X	Dated:

FOR USE BY THE DEPOSITARY ONLY IN CASE OF ASSIGNMENT BY PURCHASER TO ASSIGNEE
(ONLY IF THE TENDERED SHARES ARE DIRECTLY REGISTERED IN THE TENDERING PERSON'S NAME IN PATHEON'S SHAREHOLDERS REGISTER)

The Depositary hereby countersigns this Letter of Transmittal on behalf of

("Purchaser's Assignee"),

(name of Purchaser's assignee)
and Patheon to indicate (a) acceptance by Purchaser's Assignee of the transfer of the Shares validly tendered herewith and not properly withdrawn and (b) acknowledgement by Patheon of such transfer of such tendered Shares to Purchaser's Assignee, in each case on the terms and conditions set out above.

X	Dated:

 INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    All signatures on this Letter of Transmittal (other than the Depositary's signature(s), if applicable) must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of or participant in a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program, or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing, an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, includes any participant in any of DTC's systems whose name appears on a security position listing as the owner of the Shares) tendered herewith and such registered holder(s) has (have) not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) the Shares are tendered for the account of an Eligible Institution. See Instruction 4.

        2.    Delivery of Letter of Transmittal or Book-Entry Confirmations.    This Letter of Transmittal is to be completed if (a) your Shares are directly registered in your own name in Patheon's shareholders register, including if you are a record holder and hold Shares in book-entry form on the books of Patheon's transfer agent, or (b) your Shares are held in "street" name and are being tendered by book-entry transfer into an account maintained by the Depositary at DTC, unless an Agent's Message (as defined below) in lieu of this Letter of Transmittal is utilized. A manually executed facsimile of this document may be used by Eligible Institutions in lieu of the original. The following must be received by the Depositary at its address set forth herein prior to the Expiration Time (unless the tender is made during a Subsequent Offering Period (as defined in the Offer to Purchase), as it may be extended by the Minority Exit Offering Period (as defined in the Offer to Purchase), in which case the following must be received prior to the expiration of the Subsequent Offering Period or, if applicable, the Minority Exit Offering Period):

  i.
  if your Shares are directly registered in your own name in Patheon's shareholders register, including if you are a record holder and hold Shares in book-entry form on the books of Patheon's transfer agent: (A) this Letter of Transmittal, properly completed and duly executed, and (B) any other documents required by this Letter of Transmittal; or

  ii.
  if your Shares are held in "street" name and are being tendered by book-entry transfer into an account maintained by the Depositary at DTC, (A) this Letter of Transmittal, properly completed and duly executed, or an Agent's Message (as defined below) in lieu of a Letter of Transmittal, (B) a confirmation of book-entry transfer into the Depositary's account at DTC of the Shares tendered by book-entry transfer ("Book-Entry Confirmation"), and (C) any other documents required by this Letter of Transmittal.

        Shareholders who cannot deliver all of the required documents to the Depositary prior to the Expiration Time or who cannot complete the procedures for book-entry transfer prior to the Expiration Time may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Time, and (c) a properly completed and duly executed Letter of Transmittal (or facsimile thereof, or alternatively, an Agent's Message in the case of tendering Shares held in "street" name by book-entry transfer), a Book-Entry Confirmation with respect to all tendered Shares (in the case of tendering Shares held in

"street" name by book-entry transfer) and any other documents required by this Letter of Transmittal, if any, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

        The term "Agent's Message" means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, stating that DTC has received an express acknowledgment from the participant in DTC tendering Shares that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The term "Agent's Message" also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary's office.

        For Shares to be validly tendered during any Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period, the tendering shareholder must comply with the foregoing procedures, except that the required documents must be received before the expiration of the Subsequent Offering Period or, if applicable the Minority Exit Offering Period, and no guaranteed delivery procedure will be available during a Subsequent Offering Period or a Minority Exit Offering Period.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE SOLE COST, OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES HELD IN "STREET" NAME, RECEIPT OF A BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE EXPIRATION TIME.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

        All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of the tender of any Shares hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents, will be determined by Purchaser in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of, or payment for, which may, in the opinion of Purchaser's counsel, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of any other shareholder. No tender will be deemed to have been validly made unless and until all defects and irregularities have been cured or waived within such time as Purchaser may reasonably determine. The Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

        3.    Inadequate Space.    If the space provided herein is inadequate, additional information may be provided on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

        4.    Signatures on Letter of Transmittal.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond with the name(s) as written in the shareholders register of Patheon relating to the tendered Shares.

        If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Shares are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered Shares.

        If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Purchaser of that person's authority so to act must be submitted.

        5.    Transfer Taxes.    Except as otherwise provided in this Instruction 5, Purchaser will pay all share transfer taxes, if any, with respect to the sale and transfer of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income or backup withholding taxes). If, however, payment of the purchase price of any Shares purchased is to be made to any person other than the registered holder(s) or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the payment to such other person will be deducted from the purchase price of the tendered Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted with the Letter of Transmittal.

        6.    Special Payment and Delivery Instructions.    If a check for the purchase price of any tendered Shares is to be issued in the name of or to be sent to a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box titled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such shareholder may designate in the box titled "Special Payment Instructions" herein. If no such instructions are given, all such book-entry Shares not purchased will be returned by crediting the same account at DTC as the account from which such book-entry Shares were delivered.

        7.    Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below or to a shareholder's broker, dealer, commercial bank, trust company or other nominee. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other documents related to the Offer may be obtained from the Information Agent for free.

        8.    U.S. Federal Backup Withholding.    In order to avoid U.S. federal backup withholding (currently at a rate of 28 percent) on payments of the purchase price with respect to Shares tendered pursuant to the Offer, each tendering shareholder that is a U.S. Person (as defined in Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended) must provide the Depositary with a properly completed, dated and signed Internal Revenue Service ("IRS") Form W-9 furnishing such shareholder's correct Taxpayer Identification Number ("TIN") and certifying, under penalties of perjury, that such number is correct, such shareholder is not subject to U.S. federal backup withholding and such shareholder is a U.S. Person, or by otherwise establishing a basis for exemption. If a tendering shareholder that is a U.S. Person does not have a TIN, such shareholder should consult the instructions to IRS Form W-9 for information on applying for a TIN and apply for a TIN immediately. If a tendering shareholder that is a U.S. Person does not provide its TIN to the Depositary by the time of payment, U.S. federal backup withholding may apply. Certain shareholders (including, among others, certain corporations, non-resident non-U.S. individuals and non-U.S. entities) may not be subject to the U.S. federal backup withholding and reporting requirements.

        In order for a tendering shareholder that is not a U.S. Person to avoid U.S. federal backup withholding on payments of the purchase price with respect to Shares tendered pursuant to the Offer,

each such tendering shareholder must provide the Depositary with a properly completed copy of the appropriate IRS Form W-8, certifying, under penalties of perjury, that such shareholder is not a U.S. Person and is the beneficial owner of payments received pursuant to the Offer, or alternatively establish a basis for exemption.

        NOTE: FAILURE TO PROPERLY COMPLETE AND RETURN THE IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 (OR OTHERWISE ESTABLISH A BASIS FOR EXEMPTION FROM U.S. FEDERAL BACKUP WITHHOLDING) WILL NOT, BY ITSELF, CAUSE SHARES TO BE DEEMED INVALIDLY TENDERED BUT MAY RESULT IN A 28% U.S. FEDERAL INCOME TAX WITHHOLDING ON THE PURCHASE PRICE AND A PENALTY BEING IMPOSED BY THE IRS. PLEASE REVIEW THE "IMPORTANT TAX INFORMATION" SECTION BELOW.

        9.    Waiver of Conditions.    Subject to the terms and conditions of the Purchase Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

        IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF), OR AN AGENT'S MESSAGE, TOGETHER WITH A BOOK-ENTRY CONFIRMATION (IF APPLICABLE) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME.

 IMPORTANT TAX INFORMATION

        Under U.S. federal income tax laws, to prevent U.S. federal backup withholding on payments of the purchase price with respect to Shares tendered pursuant to the Offer to a tendering shareholder that is a U.S. Person, such shareholder is generally required to provide the Depositary (as payer) with such shareholder's taxpayer identification number ("TIN") by completing the attached IRS Form W-9 and certifying, under penalties of perjury, that (a) the TIN provided on IRS Form W-9 is correct (or that such shareholder is awaiting a TIN), (b) such shareholder is a U.S. Person, and (c) such shareholder is not subject to U.S. federal backup withholding, or by otherwise establishing a basis for exemption from U.S. federal backup withholding. A TIN is generally an individual shareholder's social security number or a non-individual shareholder's employer identification number. If the Depositary is not provided with the correct TIN, a penalty may be imposed by the IRS and payments that are made with respect to Shares tendered pursuant to the Offer may be subject to U.S. federal backup withholding. Failure to comply truthfully with the U.S. federal backup withholding requirements may also result in the imposition of criminal and/or civil fines and penalties. If a tendering shareholder that is a U.S. Person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such shareholder should write "Applied for" in Part I of the IRS Form W-9. Notwithstanding that "Applied for" is written in Part I of the IRS Form W-9, the Depositary will withhold 28 percent of all reportable payments of the purchase price with respect to Shares tendered pursuant to the Offer to such shareholder until a TIN is provided to the Depositary. Under certain circumstances, a shareholder's IRS Form W-9, including its TIN, may be transferred from the Depositary to Purchaser's paying agent.

        Certain shareholders (including certain corporations, non-resident non-U.S. individuals and non-U.S. entities) may not be subject to the U.S. federal backup withholding requirements. An exempt shareholder that is a U.S. Person should provide the Depositary with a properly completed IRS Form W-9 that furnishes such shareholder's correct TIN and any applicable "exempt payee codes" in the "Exemptions" box of the IRS Form W-9. A shareholder (whether an individual or an entity) that is not a U.S. Person may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI (or other applicable IRS Form W-8) certifying, under penalties of perjury, that such shareholder is not a U.S. Person and is the beneficial owner of payments received pursuant to the Offer. In general, a person is not a beneficial owner of income if the person receives the income as nominee, agent or custodian, or to the extent the person is a conduit whose participation in the transaction is disregarded. Please consult your tax advisor for more information. The appropriate IRS Form W-8 can be obtained from the Depositary or downloaded from the IRS's website at http://www.irs.gov.

        Please consult your tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI (or other applicable IRS Form W-8) to claim exemption from U.S. federal backup withholding, or contact the Depositary.

        If U.S. federal backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a shareholder. U.S. federal backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to U.S. federal backup withholding will be reduced by the amount of tax withheld. If U.S. federal backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is properly furnished to the IRS.

        For additional information regarding the U.S. federal income tax consequences of the Offer to Purchase, see "Certain Material Tax Consequences—U.S. Federal Income Tax Consequences" in the Offer to Purchase.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____ (Applies to accounts maintained outside the U.S.)
☐ Other (see instructions) >

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer is:

American Stock Transfer & Trust Company, LLC

By Courier or Mail: The American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	By Facsimile Transmission (for Eligible Institutions Only): (718) 234-5001 To Confirm Facsimile via Phone (for Confirmation Only): (800) 937-5449

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other materials related to the Offer may be obtained for free from the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Shareholders may call toll free: (800) 487-4870
Banks and brokers may call: (212) 269-5550
Email: pthn@dfking.com

QuickLinks

  Exhibit (a)(1)(B)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer
IMPORTANT TAX INFORMATION